SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 1, 2015

WTTJ CORP.
(Exact name of registrant as specified in its charter)

WYOMING	333-137293	45-4349842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

 17033 S. Dixie Highway Miami, FL 33157

(Address of principal executive offices) (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

(786) 361-9751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On July 1, 2015, the Company dismissed DKM Certified Public Accountants as the Company’s independent registered public accountant for the years ended December 31, 2013 and 2014.  During the two most recent fiscal years and the interim periods up to date of the change in auditors, there have been no disagreements that have been brought to the attention of the Company between the Company and DKM Certified Public Accountants with respect to any matter of accounting principles, practices, financial statement disclosure, auditing scope or procedure for the reporting and filing completed prior to this date, nor have there been any “reportable events” as defined by Regulation S-K section 304(a)(1)(v) during that same period, other than has been reported and disclosed as required nor has his report on the financial statements for either of the past two years contained an adverse opinion, a disclaimer of opinion, or was qualified. DKM Certified Public Accountants audit report on the Company’s financial statements for the year ended December 31, 2012, was modified to include emphasis of substantial doubt about the Company’s ability to continue as a going concern. DKM Certified Public Accountants has been requested to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made in this Item 304(a) and, if not, stating the respects in which it does not agree.

(b) On July 15, 2015, the Company engaged John Scrudato, CPA. to act as the Company’s independent registered public accountant beginning immediately and, specifically, to complete the year-end audit for fiscal years ended December 31, 2013 and 2014. Neither the Company nor anyone acting on the Company’s behalf hired John Scrudato, CPA in any capacity, nor consulted with any member of that firm as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered as to the financial statements, nor was a written report or oral advice rendered that was an important factor considered by the Company or any of its employees in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was either the subject of a disagreement or reportable event under 304(a)(2) of Regulation S-K during the two most recent fiscal years and subsequent interim period through July 15, 2015. John Scrudato has been requested to review the disclosure contained herein and has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information or clarification of the Company’s statements made in response to Item 304(a).

The engagement of a new accountant was approved by the Company’s Board of the Directors.

2 Item 9.01 – Financial Statements and Exhibits

16.1

Letter for resigning auditor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WTTJ CORP

By:

/s/Kris Kottmeier

Kris Kottmeier, CEO

 July 27, 2015

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